Exhibit 3.23

CERTIFICATE OF LIMITED PARTNERSHIP
OF
THE TERMINIX INTERNATIONAL COMPANY LIMITED PARTNERSHIP

This Certificate of Limited Partnership of The Terminix International Company Limited Partnership (the “Partnership”) is being executed and filed by the undersigned General Partners (the “General Partners”), by their duly authorized attorney-in-fact, to form a limited partnership under the Delaware Revised Uniform Limited Partnership Act (6 Del.C. Section 17-101 et seq).

ARTICLE ONE

The name of the limited partnership formed hereby is The Terminix International Company Limited Partnership.

ARTICLE TWO

The address of the registered office of the Partnership in the State of Delaware is The Corporation Trust Company. Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and the name and address of the registered agent for service of process on the Partnership in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

ARTICLE THREE

The names and business addresses of the General Partners of the Partnership are:

Name	Business Address

Terminix MGP Inc.	2300 Warrenville Road
Downers Grove, Illinois 60515
Attn: Chief Executive Officer

TM Special Partner, Inc.	2300 Warrenville Road
Downers Grove, Illinois 60515
Attn: Chief Executive Officer

IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 24th day of November, 1986 by their duly authorized attorney-in-fact.

GENERAL PARTNER:
TERMINIX MGP, INC.

By:	/s/ Vernon T. Squires
Vernon T. Squires
Attorney-in-Fact

GENERAL PARTNER:
TM SPECIAL PARTNER, INC.

By:	/s/ Vernon T. Squires
Vernon T. Squires
Attorney-in-Fact

ACKNOWLEDGMENT

STATE OF ILLINOIS	)
) SS.
COUNTY OF COOK	)

The foregoing Certificate of Limited Partnership of The Terminix International Company Limited Partnership was acknowledged before me this 24th day of November 1986 by VERNON T. SQUIRES, as attorney in fact on behalf of Terminix MGP, Inc. and as attorney in fact on behalf of TM Special Partner, Inc.

[SEAL]

/s/ Lucy M. Cosuy
Notary Public

My Commission Expires
on	5/8/88

CONSENT TO USE OF NAME

Terminix International, Inc., a corporation organized under the laws of the State of Tennessee, hereby consents to the organization-qualification of The Terminix International Company Limited Partnership in the state of Delaware.

IN WITNESS WHEREOF, the said Terminix International, Inc. has caused this consent to be executed by its President and attested by its Assistant Secretary, this 24th day of November, 1986.

TERMINIX INTERNATIONAL, INC.

By:	/s/ Carlos H. Cantu
Carlos H. Cantu, President

Attest:

/s/ James C. Holloway
James C. Holloway, Assistant Secretary

CERTIFICATE TO RESTORE TO GOOD STANDING

A DELAWARE LIMITED PARTNERSHIP

PURSUANT TO TITLE 6, SEC. 17-1109

1.                          Name of Limited Partnership The Terminix International Company Limited Partnership.

2.                          Date of original filling with Delaware Secretary of State 11/25/86.

I, Susan D. Krause, Secretary of Terminix International, Inc., General Partner or Liquidating Trustee of the above named limited partnership do hereby certify that this limited partnership is paying all annual taxes, penalties and interest due to the State of Delaware.

I do hereby request this limited partnership be restored to Good Standing.

The Terminix International Company Limited Partnership
By: Terminix International, Inc.
By: Susan D. Krause, Secretary

/s/ Susan D. Krause
~~General Partner~~
or
~~Liquidating Trustee~~

CERTIFICATE TO RESTORE TO GOOD STANDING

A DELAWARE LIMITED PARTNERSHIP

PURSUANT TO TITLE 6, SEC. 17-1109

1.                          Name of Limited Partnership The Terminix International Company Limited Partnership.

2.                          Date of original filling with Delaware Secretary of State 11/25/86.

I, Susan D. Krause, Secretary of Terminix International, Inc., General Partner or Liquidating Trustee of the above named limited partnership do hereby certify that this limited partnership is paying all annual taxes, penalties and interest due to the State of Delaware.

I do hereby request this limited partnership be restored to Good Standing.

The Terminix International Company Limited Partnership
By: Terminix International, Inc.
By: Susan D. Krause, Secretary

/s/ Susan D. Krause
~~General Partner~~
or
~~Liquidating Trustee~~

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

THE TERMINIX INTERNATIONAL COMPANY LIMITED PARTNERSHIP

The Terminix International Company Limited Partnership, a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act (“Act”), for the purpose of amending its Certificate of Limited Partnership pursuant to Section 17-202 of the Act to reflect the name change of Terminix MGP, Inc., to Terminix International, Inc., and a change in address for the general partners, certifies that Article Three of the Certificate of Limited Partnership is amended to read in its entirety as follows:

The names and business addresses of the General Partners of the Partnership are:

Name	Business Address

Terminix International, Inc.	One ServiceMaster Way
Downers Grove, IL 60515
Attn: Chief Executive Officer

TM Special Partner, Inc.	One ServiceMaster Way
Downers Grove, IL 60515
Attn: Chief Executive Officer

IN WITNESS WHEREOF, the two general partners of The Terminix International Company Limited Partnership have executed this Certificate of Amendment on October 11, 1991.

Terminix International, Inc.

By:	/s/ Vernon T. Squires
Vernon T. Squires
Assistant Secretary

TM Special Partner, Inc.

By:	/s/ Vernon T. Squires
Vernon T. Squires
Assistant Secretary

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

THE TERMINIX INTERNATIONAL COMPANY LIMITED PARTNERSHIP

The Terminix International Company Limited Partnership, a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act (“Act”), for the purpose of amending its Certificate of Limited Partnership pursuant to Section 17-202 of the Act to reflect the name change of Terminix MGP, Inc., to Terminix International, Inc., and a change in address for the general partners, certifies that Article Three of the Certificate of Limited Partnership is amended to read in its entirety as follows:

The names and business addresses of the General Partners of the Partnership are:

Name	Business Address

Terminix International, Inc.	One ServiceMaster Way
Downers Grove, IL 60515
Attn: Chief Executive Officer

TM Special Partner, Inc.	One ServiceMaster Way
Downers Grove, IL 60515
Attn: Chief Executive Officer

IN WITNESS WHEREOF, the two general partners of The Terminix International Company Limited Partnership have executed this Certificate of Amendment on October 11, 1991.

Terminix International, Inc.

By:	/s/ Vernon T. Squires
Vernon T. Squires
Assistant Secretary

TM Special Partner, Inc.

By:	/s/ Vernon T. Squires
Vernon T. Squires
Assistant Secretary

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

THE TERMINIX INTERNATIONAL COMPANY LIMITED PARTNERSHIP

The Terminix International Company Limited Partnership, a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act (“Act”), for the purpose of amending its Certificate of Limited Partnership pursuant to Section 17-202 of the Act to reflect the withdrawal of TM Special Partner, Inc., as a general partner, certifies that Article Three of the Certificate of Limited Partnership is amended to read in its entirety as follows:

The name and business address of the General Partner of the Partnership is:

Name	Business Address

Terminix International, Inc.	One ServiceMaster Way
Downers Grove, IL 60515
Attn: Chief Executive Officer

IN WITNESS WHEREOF, the general partner of The Terminix International Company Limited Partnership has executed this Certificate of Amendment on April 13, 1992.

Terminix International, Inc.

By:	/s/ Vernon T. Squires
Vernon T. Squires
Assistant Secretary

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

THE TERMINIX INTERNATIONAL COMPANY LIMITED PARTNERSHIP

The Terminix International Company Limited Partnership, a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act (“Act”), for the purpose of amending its Certificate of Limited Partnership pursuant to Section 17-202 of the Act to reflect the withdrawal of TM Special Partner, Inc., as a general partner, certifies that Article Three of the Certificate of Limited Partnership is amended to read in its entirety as follows:

The name and business address of the General Partner of the Partnership is:

Name	Business Address

Terminix International, Inc.	One ServiceMaster Way
Downers Grove, IL 60515
Attn: Chief Executive Officer

IN WITNESS WHEREOF, the general partner of The Terminix International Company Limited Partnership has executed this Certificate of Amendment on April 13, 1992.

Terminix International, Inc.

By:	/s/ Vernon T. Squires
Vernon T. Squires
Assistant Secretary

CERTIFICATE OF AMENDMENT TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF THE TERMINIX INTERNATIONAL COMPANY LIMITED PARTNERSHIP

THE TERMINIX INTERNATIONAL COMPANY LIMITED PARTNERSHIP, a limited partnership duly organized under the Delaware Revised Uniform Limited Partnership Act (“Act”), for the purpose of amending its Certificate of Limited Partnership pursuant to Section 17-202 of the Act to reflect the addition of a general partner, certifies that Article Three of the Certificate of Limited Partnership is amended to read in its entirety as follows:

Article Three

The names and business addresses of the general partners of the partnership are:

Name	Address

Terminix International, Inc.	855 Ridge Lake Blvd.
Memphis, TN 38120
Attn: Chief Executive Officer

TSSGP Limited Partnership	855 Ridge Lake Blvd.
Memphis, TN 38120
Attn: Chief Executive Officer

IN WITNESS WHEREOF, the two general partners of The Terminix International Company Limited Partnership have executed this Certificate of Amendment this 29th day of June, 1993.

TERMINIX INTERNATIONAL, INC.

By:	/s/ John McFadden
John McFadden
Vice President

TSSGP LIMITED PARTNERSHIP

By:	TSSGP Management Corporation,
General Partner

By:	/s/ Robert F. Keith
Robert F. Keith
Vice President

CERTIFICATE OF AMENDMENT TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF THE TERMINIX INTERNATIONAL COMPANY LIMITED PARTNERSHIP

THE TERMINIX INTERNATIONAL COMPANY LIMITED PARTNERSHIP, a limited partnership duly organized under the Delaware Revised Uniform Limited Partnership Act (“Act”), for the purpose of amending its Certificate of Limited Partnership pursuant to Section 17-202 of the Act to reflect the addition of a general partner, certifies that Article Three of the Certificate of Limited Partnership is amended to read in its entirety as follows:

Article Three

The names and business addresses of the general partners of the partnership are:

Name	Address

Terminix International, Inc.	855 Ridge Lake Blvd.
Memphis, TN 38120
Attn: Chief Executive Officer

TSSGP Limited Partnership	855 Ridge Lake Blvd.
Memphis, TN 38120
Attn: Chief Executive Officer

IN WITNESS WHEREOF, the two general partners of The Terminix International Company Limited Partnership have executed this Certificate of Amendment this 29th day of June, 1993.

TERMINIX INTERNATIONAL, INC.

By:	/s/ John McFadden
John McFadden
Vice President

TSSGP LIMITED PARTNERSHIP

By:	TSSGP Management Corporation,
General Partner

By:	/s/ Robert F. Keith
Robert F. Keith
Vice President

CERTIFICATE OF AMENDMENT TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF THE TERMINIX INTERNATIONAL COMPANY LIMITED PARTNERSHIP

THE TERMINIX  INTERNATIONAL COMPANY LIMITED PARTNERSHIP, a limited partnership duly organized under the Delaware Revised Uniform Limited Partnership Act (“Act”), for the purpose of amending its Certificate of Limited Partnership pursuant to Section 17-202 of the Act to reflect the withdrawal of TSSGP Limited Partnership as a general partner, and a change in address of the existing general partner, certifies that Article Three of the Certificate of Limited Partnership is amended to read in its entirety as follows:

Article Three

The name and business address of the general partner of the partnership is:

Name	Address

Terminix International, Inc.	860 Ridge Lake Blvd.
Memphis, TN 38120
Attn: Chief Executive Officer

IN WITNESS WHEREOF, the general partner of The Terminix International Company Limited Partnership has executed this Certificate of Amendment this 9th day of June, 1998.

TERMINIX INTERNATIONAL, INC.

By:	/s/ Thomas W. Scherer
Thomas W. Scherer
Vice President

CERTIFICATE OF AMENDMENT TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF THE TERMINIX INTERNATIONAL COMPANY LIMITED PARTNERSHIP

THE TERMINIX INTERNATIONAL COMPANY LIMITED PARTNERSHIP, a limited partnership duly organized under the Delaware Revised Uniform Limited Partnership Act (“Act”), for the purpose of amending its Certificate of Limited Partnership pursuant to Section 17-202 of the Act to reflect the withdrawal of TSSGP Limited Partnership as a general partner, and a change in address of the existing general partner, certifies that Article Three of the Certificate of Limited Partnership is amended to read in its entirety as follows:

Article Three

The name and business address of the general partner of the partnership is:

Name	Address

Terminix International, Inc.	860 Ridge Lake Blvd.
Memphis, TN 38120
Attn: Chief Executive Officer

IN WITNESS WHEREOF, the general partner of The Terminix International Company Limited Partnership has executed this Certificate of Amendment this 9th day of June, 1998.

TERMINIX INTERNATIONAL, INC.

By:	/s/ Thomas W. Scherer
Thomas W. Scherer
Vice President